UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2004

AXESSTEL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada		91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15373 Innovation Drive, Suite 200

San Diego, California 92128

(Address of Principal Executive Offices) (Zip Code)

(858) 613-1500

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure	3
SIGNATURES	4
EXHIBIT 99.1

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Item 9. Regulation FD Disclosure

On May 28, 2004, Axesstel, Inc. announced that the Securities and Exchange Commission declared effective its registration statement on Form S-3, SEC File No. 333-115168. The registration statement, initially filed on Form S-2 on May 5, 2004, was amended by a pre-effective amendment filed on Form S-3 on May 28, 2004. A copy of the press release is furnished as Exhibit 99.1.

99.1     Press Release dated May 28, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2004

Axesstel, Inc., a Nevada corporation

	By:	/s/ David Morash
David Morash
President and Chief Operating Officer

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